                                                                 EXHIBIT 1.A.10

[LOGO]  NATIONAL LIFE  National Life Insurance Company
        OF VERMONT     Montpelier, Vermont 05604                                                                JOINT LIFE INSURANCE
                       Tel: 802 229-3333                                                                        APPLICATION - PART A
====================================================================================================================================
Read instructions before completing this application.  Check the appropriate use of this application:
                                                         [ ] Life Application              [ ] Qualified Retirement Plan - Code:
------------------------------------------------------------------------------------------------------------------------------------
Agency/Branch Name and Number:                                                                   Policy Number:
====================================================================================================================================
A-1.  PRIMARY INSURED INFORMATION

1.1.  Name: (Print first, middle, last)                                  1-10. Smoker Status: Does the First Proposed Insured now
                                                                               use nicotine products in any form (including
      ------------------------------------------------------                   cigarettes, cigars, chewing tobacco, smokeless
1.2.  Social Security Number:                                                  tobacco, pipe, "the patch", snuff or nicotine gum)
                                                                               or has the First Proposed Insured used nicotine
      ------------------------------------------------------                   products in any form within the last 12 months?
1.3.  Birthdate: (mm/dd/yyyy)                                                                                        [ ] Yes [ ]  No
                                                                               If 'Yes,' details:
      ------------------------------------------------------
1.4.  Birthplace: (State or Foreign Country)

      ------------------------------------------------------
1.5.  Sex: [ ] Male [ ] Female

      ------------------------------------------------------
1.6.  Issue Policy at age:                                               1-11. Have you ever applied for life, health or disability insurance or reinstatement of life, health or
      ------------------------------------------------------                   disability insurance which was declined, postponed,
1-7.  Residence Address: (Give street and number, city                         rated or modified in any way?         [ ] Yes [ ] No
      or town, state and zip code.)                                            If 'Yes,' details:

      ------------------------------------------------------
1-8.  In case further information is required please give
      residence telephone number and best time of day to                       ----------------------------------------------------
      call:                                                              1-12. Are you or do you have any intention of becoming
                                                                               a member of a military organization?  [ ] Yes [ ] No
      ------------------------------------------------------                   If 'Yes,' details:
1-9.  Employment Information:

      a. Employer:
                                                                               ----------------------------------------------------
      b. Kind of Business:                                               1-13. a. Driver's License Number:
                                                                                                          -------------------------
      c. Business Address:                                                     b. State Licensed in:
                                                                                                    -------------------------------
                                                                               c. Have you had any moving vehicle violations or had
      d. How long employed by present employer:                                   your motor vehicle driving license suspended or
                                                                                  revoked during the last three years or have you
                                                                                  been convicted of Driving Under the Influence
      e. Occupation:                                                              during the last five years?        [ ] Yes [ ] No
                                                                                  If 'Yes,' details:
      f. Specific duties:

      g. Length of time in present position:
                                                                               -----------------------------------------------------
      h. Any change contemplated? [ ] Yes [ ] No                         1-14. In the past six months have there been or are
         If 'Yes', details:                                                    there now pending other negotiations for life or
                                                                               disability insurance?                 [ ] Yes [ ] No
      i. Is the First Proposed Insured actively at work at the                 If 'Yes,' list companies, amount, purpose and
         customary workplace and actually doing the                            total amount to be purchased.
         usual duties and functions required by the
         position during the normal work hours and
         weekly period?           [ ] Yes [ ] No
         If 'No,' details:

      j. In case further information is required please give business telephone number and best time of day to call:

====================================================================================================================================

7500(0298)A                                                      Page 1 of 9
Cat.  No. 45268

JOINT LIFE INSURANCE APPLICATION - PART A - Continued
====================================================================================================================================
A-1.  FIRST PROPOSED INSURED INFORMATION - Continued                          (The Agent will provide you with any Replacement
      (If 'Yes', is selected for questions 1-15, 1-16 or 1- 17,               forms required by law or National Life.)
      complete form 1480, Avocation, Aviation & Foreign                 1-19. Has there been or will there be a lapse,
      Travel Supplemental Application.)                                       surrender, replacement, reissue, conversion,
                                                                              or change to reduce amount, premium or period of
1-15. Have you within the last three years participated in                    coverage of any existing life, disability or
      or do you intend to participate in any motor powered                    annuity contract if the applied for policy or
      racing, scuba, skin or sky diving, rodeos, hang                         rider is issued?                      [ ] Yes [ ] No
      gliding, or any other avocation generally considered                    If 'Yes,' list Company Name(s) and Policy
      hazardous?                              [ ] Yes [ ] No                  Number(s):
      ------------------------------------------------------------
1-16. Have you within the last three years been or do you have any intention of becoming a pilot, student pilot or crew
      member of any type of aircraft?         [ ] Yes [ ] No
      ------------------------------------------------------------            ------------------------------------------------------
1-17. Do you intend to travel or reside outside the USA for             1-20. Will there be any substantial borrowing on any life
      more than two weeks in a year?          [ ] Yes [ ] No                  insurance policy if the applied for policy or rider
      ------------------------------------------------------------            is issued?                            [ ] Yes [ ] No
1-18. Are there any insolvency or bankruptcy proceedings                      If 'Yes,' list Company Name(s) and Policy Number(s):
      now pending against the First Proposed Insured, or has
      there been any such proceedings during the last
      seven years?                            [ ] Yes [ ] No

      If "yes," give details:
      ------------------------------------------------------------------------------------------------------------------------------
1-21. LIFE INSURANCE IN FORCE ON LIFE OF FIRST PROPOSED INSURED: Indicate Type of Insurance: B = Business, G = Group,
      P = Personal.  MUST indicate 'None,' if no insurance.
                                                                Total Coverage
                                         Total Amount            Protected by       Total Accidental        Date of         Paid to
      Company Name:          Type:       Life Insurance:      Waiver of Premiums:    Death Benefit:         Issue:          Date:
                                         $                   $                     $




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
7500(0298)A                                                    Page 2 of 9

JOINT LIFE INSURANCE APPLICATION - PART A - Continued
====================================================================================================================================
A-2.  SECOND PROPOSED INSURED INFORMATION

2.1.  Name: (Print first, middle, last)                                 2-10. Smoker Status: Does the Second Proposd Insured now
                                                                              use nicotine products in any form (including
      ----------------------------------------------------                    cigarettes, cigars, chewing tobacco, smokeless
2.2.  Social Security Number:                                                 tobacco, pipe, "the patch", snuff or nicotine gum) or
                                                                              has the Second Proposed Insured used nicotine
      ----------------------------------------------------                    products in any form within the last 12 months?
2.3.  Birthdate: (mm/dd/yyyy)                                                                                        [ ] Yes [ ] No
                                                                              If 'Yes,' details:
      ----------------------------------------------------
2.4.  Birthplace: (State or Foreign Country)

      ----------------------------------------------------
2.5.  Sex:     [ ] Male      [ ] Female

      ----------------------------------------------------                    ------------------------------------------------------
2.6.  Issue Policy at age:                                              2-11. Have you ever applied for life, health or disability insurance or reinstatement of life, health or
      ----------------------------------------------------                    disability insurance which was declined, postponed,
2-7.  Residence Address: (Give street and number, city                        rated or modified in any way?          [ ] Yes [ ] No
      or town, state and zip code.)                                           If 'Yes,' details:

      ----------------------------------------------------
2.8.  In case further information is required please give
      residence telephone number and best time of day                   2-12. Are you or do you have any intention of becoming
      to call:                                                                a member of a military organization?   [ ] Yes [ ] No
                                                                              If 'Yes,' details:
      ----------------------------------------------------
2-9.  Employment Information:

      a. Employer:                                                            ------------------------------------------------------
                                                                        2-13. a. Driver's License Number:
      b. Kind of Business:                                                                               ---------------------------
                                                                              b. State Licensed in:
      c. Business Address:                                                                         ---------------------------------
                                                                              c. Have you had any moving vehicle violations or had
      d. How long employed by present employer:                                  your motor vehicle driving license suspended or
                                                                                 revoked during the last three years or have you
      e. Occupation:                                                             been convicted of Driving Under the Influence
                                                                                 during the last five years?         [ ] Yes [ ] No
      f. Specific duties:                                                        If 'Yes,' details:

      g. Length of time in present position:
                                                                              ------------------------------------------------------
      h. Any change contemplated?       [ ] Yes [ ] No                  2-14. In the past six months have there been or are there
         If 'Yes', details:                                                   now pending other negotiations for life or disability
                                                                              insurance?                             [ ] Yes [ ] No
                                                                              If 'Yes,' list companies, amount, purpose and total
      i. Is the Second Proposed Insured actively at work                      amount to be purchased.
         at the customary workplace and actually doing the
         usual duties and functions required by the
         position during the normal work hours and
         weekly period?                 [ ] Yes [ ] No
         If 'No', details:


      j. In case further information is required please give business telephone number and best time to call:


====================================================================================================================================

7500(0298)A                                                Page 3 of 9

JOINT LIFE INSURANCE APPLICATION - PART A - Continued
====================================================================================================================================
A-2.  SECOND PROPOSED INSURED INFORMATION - Continued                         (The Agent will provide you with any Replacement
                                                                              forms required by law or National Life.)
      (If 'Yes', is selected for questions 2-15, 2-16 or 2-17,
      complete form 1480, Avocation, Aviation & Foreign                 2-19. Has there been or will there be a lapse, surrender,
      Travel Supplemental Application.)                                       replacement, reissue, conversion, or change to reduce
                                                                              amount, premium or period of coverage of any existing
2-15. Have you within the last three years participated in                    life, disability or annuity contract if the applied
      or do you intend to participate in any motor powered                    for policy or rider is issued?          [ ] Yes [ ] No
      racing, scuba, skin or sky diving, rodeos, hang gliding,
      or any other avocation generally considered                             If 'Yes,' list Company Name(s) and Policy Number(s):
      hazardous?                              [ ] Yes [ ] No
      ---------------------------------------------------------------
2-16. Have you within the last three years been or do you
      have any intention of becoming a pilot, student pilot
      or crew member of any type of aircraft? [ ] Yes [ ] No
      ---------------------------------------------------------------         ------------------------------------------------------
2-17. Do you intend to travel or reside outside the USA for             2-20. Will there be any substantial borrowing on any life
      more than two weeks in a year?          [ ] Yes [ ] No                  insurance policy if the applied for policy or rider
                                                                              is issued?                              [ ] Yes [ ] No
      ---------------------------------------------------------------
2-18. Are there any insolvency or bankruptcy proceedings                      If 'Yes,' list Company Name(s) and Policy Number(s):
      now pending against the Second Proposed Insured, or has
      there been any such proceedings during the last
      seven years?                            [ ] Yes [ ] No

      If "yes," give details
      ------------------------------------------------------------------------------------------------------------------------------
2-21. LIFE INSURANCE IN FORCE ON LIFE OF SECOND PROPOSED INSURED: Indicate Type of Insurance: B = Business, G =
      Group, P = Personal.  MUST indicate 'None,' if no insurance.
                                                            Total Coverage
                                       Total Amount          Protected by         Total Accidental     Date of      Paid to
      Company Name:        Type:       Life Insurance:    Waiver of Premiums:      Death Benefit:      Issue:       Date:
                                       $                  $                       $





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====================================================================================================================================

7500(0298)A                                                     Page 4  of  9

JOINT LIFE INSURANCE APPLICATION - PART A - Continued
====================================================================================================================================
B.POLICY INFORMATION:                                              4. Special Billing Type:
  1. Plan:                                                            (Not applicable for Qualified Retirement Business)

     -------------------------------------------------------          [ ] Group No.:
  2. Amount: $                                                                      -------------------------------
                                                                      [ ] Government Allotment
     -------------------------------------------------------          [ ] Payroll Deduction No.:
  3. Premium Interval:                                                -------------------------------------------------------
     (Check one box and provide requested information.)            5. Send premium notices to: (Check one box)
     [ ] Annual                                    12 Months          [ ] Residence (A-1-7)           [ ] Residence (A-2-7)
     [ ] Semiannual                                 6 Months          [ ] Business (A-1-9.c.)         [ ] Business (A-2-9.c.)
     [ ] Quarterly                                  3 Months          [ ] Owner
     [ ] Monthly (for Variable and Universal        1 Month           [ ] Other: (Give name and address.)
         allowed only if in Group or Qualified                                                          ---------------------
         Retirement cases.)
     [ ] COM (No., if existing):                    1 Month           -------------------------------------------------------
                                 -----------------                 6. Are the two Proposed Insureds legally married to
     [ ] Single Premium (Variable & Universal only)                   each other?                         [ ] Yes [ ] No
                                                                      (This question must be answered if either EPR or PSO
                                                                      is requested.)

------------------------------------------------------------------------------------------------------------------------------------
                                        COMPLETE EITHER QUESTION 7 OR 8, NEVER BOTH,

  7. ADDITIONAL VARIABLE & UNIVERSAL PRODUCT OPTIONS:              8.  ADDITIONAL TRADITIONAL PRODUCT OPTIONS:
     a.  Additional Benefits:                                          a. Additional Benefits:
        [ ] Additional Protection                                        [ ] Accelerated Benefits Rider (ABR) (1st to Die Only)
              Benefit (APB)             $                                [ ] Annual Premium (APAR)    $
        [ ] Automatic Increase           -------------------                                           -------------------------
              Rider (AIR)                                                     [ ] Payable on a Modal Basis
             [ ] 5%  [ ] 10%  [ ] Stipulated                             [ ] Business Exchange Rider  $
        [ ] Continuing Coverage Rider (CCR)                                                             ------------------------
        [ ] Enhanced Death Benefit Rider (EDBR)                          [ ] Policy Continuation Rider (1st to Die Only)
              Target Age                                                 [ ] Single Premium (SPAR)
                        ------------------                               [ ] Rider for Split of Policy (PSO) (2nd to Die Only)
        [ ]  Estate Preservation                                         [ ] Waiver of Premiums Rider (1st to Die Only)
              Rider (EPR)               $                                [ ] Other:
                                         -------------------           ---------------------------------------------------------
        [ ] Guaranteed Death Benefit (GDB) (Variable only)             b. Life insurance policy loan interest rate:
             [ ] 80 years [ ] Lifetime                                    Variable Limit on loan interest rate, if any _____ %
        [ ] Rider for Split of Policy (PSO)                            ---------------------------------------------------------
        [ ] Term Rider on First Proposed Insured:                      c. Automatic payment of premium is: [ ] requested
             [ ] Level Amount           $                                                                  [ ] not requested
                                         ___________________           ---------------------------------------------------------
             [ ] Increasing:      Dur Yrs                              d. Use of Dividends: (Check one box and provide
                                         ___________________              requested information.)
             [ ] Decreasing:      Dur Yrs                                 [ ] Cash
                                         ___________________              [ ] Applied
        [ ] Term Rider on Second Proposed Insured:                        [ ] Held
                                                                          [ ] Additions
             [ ] Level Amount           $___________________              [ ] Dividend Protection Riders: (Check one box.)
                                                                                 [ ] One Yr. Term + Adds = $
             [ ] Increasing:      Dur Yrs                                                                   --------------------
                                         ___________________                         (Flex Term I / B Decreasing)
             [ ] Decreasing:      Dur Yrs
                                         ___________________                     [ ] One Yr. Term = $                     , Adds
        [ ] Other:
                                                                                                     --------------------
     --------------------------------------------------------                        (Flex Term II / A Level)
   b. Death Benefit Option:                                               [ ] Dividend Term Option balance to:
      [ ] Option A - Face Amount                                                                              ------------------
      [ ] Option B - Face Amount, plus Accumulated Value              ----------------------------------------------------------
                                                                   9. Qualified Retirement Business ONLY:
                                                                      a. Issue Date: (mm/dd/yyyy)
                                                                                                 --------------------------------
   ----------------------------------------------------------         b. Sex Issue Class: (Check one.)
   c. Planned Periodic Premium:$                                         [ ] Sex Distinct
                               ------------------------------            [ ] Sex Neutral
====================================================================================================================================

7500(0298)A                                                       Page 5 of 9

JOINT LIFE INSURANCE APPLICATION - PART A - Continued
====================================================================================================================================
C. INVESTMENT INFORMATION: (For Variable use ONLY)                 C. INVESTMENT INFORMATION: Continued
   1. Has Applicant received a prospectus?                            4. b. Allocation - Continued
                                      [ ] Yes [ ] No                        Otherwise, the Monthly Deduction charges will
      -------------------------------------------------------               be deducted from the Fixed Account and
   2. Does the Applicant understand that the Cash                           all Sub-Accounts of the Variable Account in
      Surrender Value and Death Benefit may increase or                     proportion to the distribution of the
      decrease based on the policy's investment return?                     Accumulated Value on the date of the deduction.
                                      [ ] Yes [ ] No                     ------------------------------------------------------
                                                                      5. Portfolio Rebalancing:
      -------------------------------------------------------            a. Does the Applicant request Portfolio Rebalancing
   3. Does the Applicant believe that this policy will meet                 through which the Accumulated Values in the
      his or her insurance needs and financial objectives?                  Sub-Accounts of the Variable Account will be
                                      [ ] Yes [ ] No                        automatically reallocated according to the fund
      -------------------------------------------------------               allocation percentages?              [ ] Yes [ ] No
   4. Allocation:
      a. Allocate net premium accordingly: (Use only whole               b. Frequency: [ ] Annual [ ] Semi-Annual [ ] Quarterly
         percentages. Allocation may not be less than 5%.)                 ------------------------------------------------------
      SENTINEL/MARKET STREET FUND:                                     6. Dollar Cost Averaging:
      %     Money Market Sub-Account                                      Once each month, the Accumulated Value in the
       -----                                                              amount designated below is to be transferred from
      %     Growth Sub-Account                                            the MONEY MARKET SUB-ACCOUNT to the other
       -----                                                              Sub-Accounts as apportioned below.
      %     Aggressive Growth Sub-Account                                 a. Allocation:
       -----                                                              (Total allocation amount may not be less than $100.)
      %     Managed Sub-Account                                           SENTINEL/MARKET STREET FUNDS:
       -----                                                              $     Growth Sub-Account
      %     Bond Sub-Account                                               -----
       -----                                                              $     Aggressive Growth Sub-Account
      %     International Sub-Account                                      -----
       -----                                                              $     Managed Sub-Account
      %     Sentinel Growth Sub-Account                                    -----
       -----                                                              $     Bond Sub-Account
      AMERICAN CENTURY VP SERIES:                                          -----
      %     Value Sub-Account                                             $     International Sub-Account
       -----                                                               -----
      %     Income & Growth Sub-Account                                   $     Sentinel Growth Sub-Account
       -----                                                               -----
      JP MORGAN SERIES TRUST II:                                          AMERICAN CENTURY VP SERIES:
      %     International Opportunities Sub-Account                       $     Value Sub-Account
       -----                                                               -----
      %     Small Company Sub-Account                                     $     Income & Growth Sub-Account
       -----                                                               -----
      STRONG VARIABLE PRODUCTS FUNDS:                                     JP MORGAN SERIES TRUST II:
      %     Opportunity Fund II Sub-Account                               $     International Opportunities Sub-Account
       -----                                                               -----
      %     Growth Fund II Sub-Account                                    $     Small Company Sub-Account
       -----                                                               -----
      NEUBERGER & BERMAN ADVISERS MANAGERS TRUST:                         STRONG VARIABLE PRODUCTS FUNDS:
      %     Partners Sub-Account                                          $     Opportunity Fund II Sub-Account
       -----                                                               -----
      GOLDMAN SACHS VARIABLE INSURANCE TRUST:                             $     Growth Fund II Sub-Account
      %     International Equity Sub-Account                               -----
       -----                                                              NEUBERGER & BERMAN ADVISERS MANAGERS TRUST:
      %     Global Income Sub-Account                                     $     Partners Sub-Account
       -----                                                               -----
      %     CORE Small Cap Equity Sub-Account                             GOLDMAN SACHS VARIABLE INSURANCE TRUST:
       -----                                                              $     International Equity Sub-Account
      %     Mid Cap Equity Sub-Account                                     -----
       -----                                                              $     Global Income Sub-Account
      FIDELITY VIP SERIES:                                                 -----
      %     Growth Sub-Account                                            $     CORE Small Cap Equity Sub-Account
       -----                                                               -----
      %     High Income Sub-Account                                       $     Mid Cap Equity Sub-Account
       -----                                                               -----
      %     Index 500 Sub-Account                                         FIDELITY VIP SERIES:
       -----                                                              $     Growth Sub-Account
      %     Contrafund Sub-Account                                         -----
       -----                                                              $     High Income Sub-Account
      NATIONAL LIFE INSURANCE COMPANY:                                     -----
      %     Fixed Account                                                 $     Index 500 Sub-Account
       -----                                                               -----
      OTHER (As available.)                                               $     Contrafund Sub-Account
      %                                                                    -----
       -----  ----------------------------------------------              OTHER:  (As available.)
      %                                                                   $
       -----  ----------------------------------------------               -----  ----------------------------------------------
      %100 TOTAL                                                          $
      ------------------------------------------------------               -----  ----------------------------------------------
      b. Does the Applicant elect that all Monthly Deduction              $       TOTAL ALLOCATION
         charges be deducted from the Money Market                        -----
         Sub-Account to the extent the Accumulated Value
         in such Sub-Account is sufficient to pay such charges?
                                              [ ] Yes [ ] No
====================================================================================================================================

7500(0298)A                                                       Page 6 of 9

JOINT LIFE INSURANCE APPLICATION - PART A - Continued
====================================================================================================================================
C. INVESTMENT INFORMATION: Continued                                D. OWNER INFORMATION: Continued
   7. Telephone Transaction Privilege:                                 c.[ ] CORPORATION (Full Legal Name)
       (Note: If C.7.b is answered "Yes.," then C.7.a. MUST                                               -------------------------
       be answered "Yes" also.)
       a. Does the Applicant authorize the Company to accept                 ------------------------------------------------------
          telephone requests by the Owner to:                                incorporated in (State),
          = Transfer unloaned Accumulated Value among the                                            ------------------------------
            Fixed Account and Sub-Accounts of the Variable                   its successors or assigns.
            Account; and
                                                                         [ ] PARTNERSHIP (Full Legal Name)
          = Effect Policy Loans up to $25,000 and;                                                        -------------------------
          = Change the premium allocation percentages; and
          = Change the distribution of fund allocations                      ------------------------------------------------------
            according to the Portfolio Rebalancing feature?                  a partnership of (City & State)
                                         [ ] Yes [ ] No
       b. If Owner was given authorization in 7.a. above,                    ------------------------------------------------------
          does the Applicant authorize the Company to                        or any successor partnership doing business in said
          accept telephone requests by the representative                    city under said name.
          for the same excluding effecting Policy Loans?
                                                                         [ ] LIMITED PARTNERSHIP (Full Legal Name)
   Name of Representative: (Print)       [ ] Yes [ ] No                                                           -----------------

-------------------------------------------------------------------
D. OWNER INFORMATION:                                                        ------------------------------------------------------
   1. Owner: (Select either a, b or c and provide requested                  a (State),
      information.  If Owner is a minor, complete "Limitations                         --------------------------------------------
      of Ownership," form 1481.  If this is a Variable Policy, the           Limited Partnership, its successors or assigns.
      Owner may NOT be a minor.)
   a. (Complete ONLY when death benefit is payable at the demise         [ ] LIMITED LIABILITY COMPANY (Full Legal Name)
      of the FIRST INSURED TO DIE.)
                                                                             ------------------------------------------------------
      [ ] INSURED (Name of only one of the Insureds)                         a (State),
                                                                                       --------------------------------------------
                                                                             Limited Liability Company, its successors or assigns.
          ---------------------------------------------------------
      [ ] ALL INSUREDS, Jointly                                          [ ] TRUST (Name of Trustee(s))
      [ ] OTHER INDIVIDUAL (Name & Relationship)                                                       ----------------------------
                                                -------------------
                                                                             ------------------------------------------------------
          ---------------------------------------------------------          trustee(s) under an instrument of trust between
          while living, thereafter (Name & Relationship)                     (Name of Trustor)
                                                                                              -------------------------------------
          ---------------------------------------------------------
          contingent owner, while living, and thereafter                     ------------------------------------------------------
          (Check one box.)                                                   and said trustee(s), named (Name of Trust)
          [ ] Insured (Name of only one of the Insureds)

          ---------------------------------------------------------          ------------------------------------------------------
          [ ] All Insureds, Jointly
          [ ] Estate of last survivor of the named owners.                   ------------------------------------------------------
   b. (Complete ONLY when death benefit is payable at the demise             and dated (Date of Trust)
      of the LAST INSURED TO DIE.)                                                                    -----------------------------
                                                                             as heretofore or hereafter amended if trust is amend-
      [ ] INSURED (Name of only one of the Insureds)                         able, or the successor(s) in said trust or assigns.

                                                                         [ ] QUALIFIED PENSION OR PROFIT SHARING TRUST
          ---------------------------------------------------------          (Name of Trust Agreement)
          while living, and thereafter the estate of such Insured.                                    ------------------------

      [ ] OTHER INDIVIDUAL (Name & Relationship of first Owner,
          who may be one of the Insureds)                                    -------------------------------------------------

          ---------------------------------------------------------          -------------------------------------------------
          thereafter (Name & Relationship of the contingent
          Owner, who may be another Insured)                             [ ] AS PER SUPPLEMENTAL REQUEST.
                                                                       -------------------------------------------------------
          ---------------------------------------------------------    2. Address: (Give street and number, city or town,
          contingent owner, while living, and thereafter the              state and zip code.)
          estate of the last surviver of the named owners.

NOTE:     If either A OR B are NOT completed, one choice
          MUST be made in the following Section D.1.c. and             3. Social Security or Taxpayer ID Number if Owner
          the requested information provided.                             is other than Insured:
                                                                          (Complete IRS form W-9.)
====================================================================================================================================

7500(0298)A                                                       Page 7 of 9

===============================================================================
E. BENEFICIARY INFORMATION:
   1. Beneficiary: (Check one box or fill in the First and Second Beneficiary information.)
      The right to change the beneficiary is reserved.
      [ ]  AS PER SUPPLEMENTAL REQUEST.
      [ ]  QUALIFIED PENSION AND PROFIT SHARING ONLY:
           Unless otherwise provided in this section, the
           Beneficiary of this policy is the Owner.
      [ ]  When death benefit is payable at the demise
           of the FIRST INSURED TO DIE ONLY: unless
           otherwise provided in this section, payment will be made in equal shares to the surviving insured(s).
      [ ]  CORPORATION described in section D.
      [ ]  PARTNERSHIP described in section D.
      [ ]  LIMITED PARTNERSHIP described in section D.
      [ ]  LIMITED LIABILITY COMPANY described in
               section D.
      [ ]  TRUST described in section D.
      OTHER:

      (Give each beneficiary's name, address, date of birth, Social Security Number and relationship to Insured(s).)


      FIRST -


      SECOND -

      When death benefit is payable at the demise of the FIRST INSURED TO DIE, payment will be shared equally by all first beneficiaries who survive the FIRST TO DIE OF THE INSUREDS; if none by all second beneficiaries who so survive; if none, payment will be made to the Owner or the Owner's estate.

      When death benefit is payable at the demise of the LAST INSURED TO DIE, payment will be shared equally by all first beneficiaries who survive the LAST TO DIE OF THE INSUREDS; if none, by all second beneficiaries who so survive; if none, payment will be made to the Owner or the Owner's estate.
-------------------------------------------------------------------------------
F. REMARKS:







-------------------------------------------------------------------------------
G. PROPOSED INSUREDS' AND APPLICANT'S CERTIFICATION AND AGREEMENT:
   The statements and answers on Part A of this application are, to the best knowledge and belief of the respective Proposed Insureds, complete and true. They, together with the statements and answers on Part B of this application, shall be a part of the contract of insurance if one is issued. The Applicant, if someone other than the Proposed Insureds, agrees to be bound by all statements and answers signed by the Proposed Insureds in Parts A and B of this application.
================================================================================
7500(0298)A                                                       Page 8 of 9

================================================================================
H. APPLICANT'S AGREEMENT:

   National Life Insurance Company (the Company) may make administrative corrections and changes to this application. These, if any, are noted on the "Application Amendment" page which is attached to the policy at issue. Acceptance of any policy issued on this application will ratify and will be notice of any such change made. If the laws where the application is made so require, any change of amount, age at issue, class of risk, plan of insurance or benefits must be made in writing.

   The Agent taking this application has no authority to make, change or discharge any contract hereby applied for. The Agent may not extend credit on behalf of the Company. No statement made to or information acquired by any representative of the Company shall bind the Company unless set out in writing in Parts A and B of this application.

   If I have purchased variable insurance coverage and have elected the Telephone Transaction Privilege, I appoint the Company as my agent to act upon telephoned instructions reasonably believed to be authorized by me. I hereby ratify any telephone instructions so given and consent to the tape recording of these instructions. So long as the Company employs reasonable procedures to confirm that the instructions are genuine, I agree that I will not hold the Company liable for any unauthorized telephone instructions.

   The Company shall incur no liability under any policy issued on this application unless and until:

     a. such policy is delivered to the Owner, and
     b. the first premium is paid prior to any change in either Proposed Insured's good health and insurability.

   I have paid $___________________ for Life Insurance with this application, and I have received the Receipt. I have read the Receipt and understand it.

  ==============================================================================
I. AUTHORIZATION TO RELEASE INFORMATION:
   We, the Proposed Insureds, hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution or person, that has any records or knowledge of us or our health, to give to the National Life Insurance Company or its reinsurers any such infomation. We authorize National Life to request a copy of our driving records from the state motor vehicle department.

  In addition, we authorize the National Life Insurance Company to obtain investigative consumer reports. We also acknowledge receipt of copies of the Prenotifications relating to investigative consumer reports and the Medical Information Bureau.

  A photographic copy of this authorization shall be as valid as the original.
  ==============================================================================
J. SIGNATURES:

   1. Signed at: (City & State)                      date (mm/dd/yyyy)        .
                               ----------------------                 --------
   2. Sign names in    If Applicant is a Business Entity or Pension or Profit
      full below:      Sharing Trust, include full legal name and title.
                       If Applicant is a Personal/Business Trust, include
                       "Trustee" in signature.
                       If Applicant is an Individual other than Proposed
                       Insureds, print name below Applicant's signature.


   FIRST PROPOSED                                                        SECOND PROPOSED
   INSURED:                                                              INSURED:
   ------------------------------------------------------                -----------------------------------------------------





                                                                         SOLICITING
   APPLICANT:                                                            REPRESENTIVE/AGENT:
   ------------------------------------------------------                -----------------------------------------------------





================================================================================
7500(0298)A                                                    Page 9 of 9